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   As Filed with the Securities and Exchange Commission on February 19, 1999

                                                     Registration No. 333-67427

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------


                                 AMENDMENT NO. 3
                                       TO


                                    FORM S-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                             RGS ENERGY GROUP, INC.
             (Exact name of registrant as specified in its charter)

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
            NEW YORK                                     4931                                16-1558410
(State or other jurisdiction of              (Primary Standard Industrial                 (I.R.S. Employer
incorporation or organization)                Classification Code Number)                Identification No.)
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                                 89 East Avenue
                            Rochester, New York 14649
                                 (716) 546-2700
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)

                               David C. Heiligman
                                    Secretary
                             RGS Energy Group, Inc.
                                 89 East Avenue
                            Rochester, New York 14649
                                 (716) 546-2700
    (Name, address, including zip code, and telephone number, including area code, of agent for service)
         Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after the effective date of this registration statement.
         If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. |_|

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

         If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

                             ----------------------

         RGS Energy Group, Inc. hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until it shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities Exchange Commission, acting pursuant to said Section 8(a), may determine.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment no. 3 to this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rochester, State of New York, on the 19th day of February, 1999.


                                                      RGS ENERGY GROUP, INC.

                                                      By: * Thomas S. Richards
                                                          Thomas S. Richards
                                                          President and Director


         Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to this registration statement has been signed by the following persons in the capacities indicated on the 19th day of February, 1999.


              SIGNATURE                                            TITLE

Principal Executive Officer:

* Thomas S. Richards                                 President and Director
Thomas S. Richards

Principal Financial Officer and Controller or Principal Accounting Officer:

* J. Burt Stockes                                    Vice President and Director
J. Burt Stokes

* Michael T. Tomaino                                 Director
Michael T. Tomaino

*By:  /s/ David C. Heiligman
          David C. Heiligman
           Attorney-in-Fact

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                                  EXHIBIT INDEX

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     EXHIBIT NO.                                                                             METHOD OF FILING
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         2.1            Agreement and Plan of Share Exchange......................   Included as Exhibit A to the
                                                                                     proxy statement and prospectus.
         3.1            Certificate of Incorporation of RGS.......................   Included as Exhibit B to the
                                                                                     proxy statement and prospectus.
         3.2            By-laws of RGS............................................   Included as Exhibit C to the
                                                                                     proxy statement and prospectus.
         5.1            Opinion of Nixon, Hargrave, Devans & Doyle, LLP with
                        respect to the legality of the securities registered
                        hereunder.................................................   Previously filed.
         8.1            Tax Opinion of Nixon Hargrave, Devans & Doyle, LLP........   Previously filed.
         23.1           Consent of Counsel........................................   Included in opinions filed as
                                                                                     Exhibit 5.1 and 8.1.
         23.2           Consent of PricewaterhouseCoopers LLP.....................   Filed herewith.
         24.1           Power of Attorney of Directors and Officers...............   Previously filed.
         99.1           Form of Proxy.............................................   Previously filed.
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